UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2008

VALENCE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification Number)

12201 Technology Boulevard,
Suite 150

Austin, Texas  78727

(Address of principal executive
offices)

(512) 527-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On July 23, 2008, Berg & Berg Enterprises, LLC (“Berg & Berg”) advanced to the Company $3,000,000 as a loan to be used to cover working capital requirements.  This loan was made pursuant to a previously announced agreement between the Company and Berg & Berg whereby Berg & Berg agreed to provide up to $10,000,000 in interim working capital loans from time to time in order to supplement the Company’s working capital and other financial needs.  This is the second working capital loan installment made pursuant to this agreement.  Currently, the Company has up to $4,500,000 in principal amount of working capital loans remaining under the agreement.

In connection with the advance made on July 23, 2008, the Company executed a promissory note (the “Promissory Note”) in the aggregate principal amount of $3,000,000 in favor of Berg & Berg.  The Promissory Note is payable on September 15, 2008 and bears interest at a rate of 8.0% per annum.  At the election of Berg & Berg, all principal and accrued but unpaid interest then outstanding under the Promissory Note may be used as full or partial, as the case may be, satisfaction of the purchase price of the Company’s equity securities in the event Berg & Berg purchases any of the Company’s equity securities after the date of the Promissory Note. The managing member of Berg & Berg is Carl E. Berg, who is the Chairman of the Company’s Board of Directors and the principal stockholder of the Company.

It is the intention of the Company to either repay this Promissory Note on or before its maturity date or, subject to its cash flow requirements, issue equity securities to Berg & Berg in exchange for the cancellation of all or part of its then-outstanding obligations under the Promissory Note.  Unless the obligations thereunder are first repaid, Berg & Berg has expressed its current intention to use the outstanding obligations under the Promissory Note as payment of the purchase price for the Company’s equity securities.  The price of any such shares is anticipated to be the closing bid price on the date on which any such purchase occurs.  The terms of any notes subsequently issued pursuant to the interim funding arrangement described above are anticipated to be similar.

This summary of the terms of the Promissory Note is qualified in its entirety by the text of the Promissory Note, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1                                    Promissory Note, dated as of July 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2008	VALENCE TECHNOLOGY, INC.

	By:	/s/ Roger Williams
Roger Williams
Vice President, General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit 10.1                                                                                    Promissory Note, dated as of July 23, 2008.